EXHIBIT 32.0


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") of TF Financial Corporation (the "Company") as filed with the Securities and Exchange Commission, we, Kent C. Lufkin, President and Chief Executive Officer, and Dennis R. Stewart, Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Kent C. Lufkin                        /s/ Dennis R. Stewart
-------------------------------------     --------------------------------------
Kent C. Lufkin                            Dennis R. Stewart
President and Chief Executive Officer     Executive Vice President
                                          and Chief Financial Officer


March 26, 2004